CONESTOGA SMALL CAP FUND	Institutional Class Shares Nasdaq Symbol: CCALX Investors Class Shares Nasdaq Symbol: CCASX Summary Prospectus January 31, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at Conestoga Capital Advisors (www.conestogacapital.com and select Mutual Fund). You may also obtain this information at no cost by calling 1-800-494-2755 or by sending an e-mail request to info@conestogacapital.com. The Fund’s statutory prospectus and statement of additional information, both dated January 31, 2017, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective
The Conestoga Small Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga Small Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Institutional Class	Investors Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.25%(1)
Other Expenses	0.20%	0.35%
Service Fees (2)	0.09%	0.24%
Other Operating Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	1.10%	1.50%
Expense Limitation (3)	(0.20)%	(0.40)%
Total Annual Fund Operating Expenses After Expense Limitation	0.90%	1.10%

(1)
The Board of Trustees of the Trust will limit the Distribution (12b-1) Fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2017. The Total Annual Fund Operating Expenses for Investors Class Shares reflect the maximum 0.25% in Distribution (12b-1) fees authorized under the Distribution Plan for Investors Class Shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class Shares, which reflect the 0.05% in Distribution (12b-1) Fees paid by Investors Class Shares for the fiscal year ended September 30, 2016.

(2)
The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay an annual fee of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively.

(3)
Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 0.90% (for the Institutional Class) and 1.10% (for the Investors Class) of the Fund’s average daily net assets until at least January 31, 2018, subject to termination at any time at the option of the Board of Trustees (the “Board”). If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years after the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Conestoga Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$330	$587	$1322
Investors Class	$112	$435	$781	$1756

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2016) the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies
Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investments in foreign securities to exceed 20% of the Fund’s total assets. The Fund considers “Small-cap companies” to be companies that have market capitalizations of up to $3 billion. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities. There is no guarantee that the Fund will achieve its objective.

Principal Risks
You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this prospectus. The Fund’s net asset value and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•	The market values of securities acquired by the Fund decline;
•	The Adviser does not execute the Fund’s principal investment strategies effectively;
•	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;
•	Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions;
•	A company’s earnings do not increase as expected.

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance
The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten year periods compare with those of broad measures of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: www.conestogacapital.com/mutual-funds/.

The returns below represent the returns for Investors Class shares of the Small Cap Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Small Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended 06/30/2009: 19.10%. During the same period, the Fund’s worst performing quarter was for the three months ended 12/31/2008: -21.51%.

This table compares the Fund’s average annual total returns for Investors Class shares for the periods ended December 31, 2016 to those of the Russell 2000 Index and the Russell 2000 Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan. Future results may be different from those shown.

Average Annual Total Returns as of 12/31/16	One Year	Five Year	Ten Year	Institutional Class Since Inception (8/13/14)	Investors Class Since Inception (10/1/02)
Conestoga Small Cap Fund – Investors Class (Inception 10/1/02):
Return Before Taxes	14.07%	13.42%	9.28%		11.35%
Return After Taxes on Distributions	13.75%	13.14%	9.02%		11.12%
Return After Taxes on Distributions and Sale of Fund Shares	8.22%	10.75%	7.58%		9.68%
Conestoga Small Cap Fund – Institutional Class (Inception Date 8/13/14)*	14.30%	-	-	11.53%	-
Russell 2000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%	9.08%	11.06%
Russell 2000 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%	7.13%	11.11%

*
Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser
Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”)

Portfolio Managers
Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga, and Joseph F. Monahan, Managing Partner and Director of Research of Conestoga, are primarily responsible for the day-to-day management of the Fund’s Portfolio. Mr. Mitchell has been a portfolio manager since the Fund’s inception in 2002, and Mr. Monahan has been a portfolio manager of the Fund since February 2014.

Purchase and Sale of Fund Shares
You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $250,000 for Institutional Class shares and $2,500 for Investors Class shares; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Small Cap Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information
The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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